SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  June 17, 2004


                               Schlotzsky's, Inc.

             (Exact name of registrant as specified in its charter)


             Texas                        0-27008                 74-2654208

(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)



                         203 Colorado Street, Suite 600
                               Austin, Texas 78701
               (Address of principal executive offices) (Zip code)


                                 (512) 236-3800
               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 9.           Regulation FD Disclosure.

         In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Schlotzsky's, Inc. disclaims any intention or obligation to update or revise this information. Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's press release dated June 17, 2004, announcing the removal by the Board of Directors of Schlotzsky's, Inc. of certain senior management and the election of a new interim Chief Executive Officer.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SCHLOTZSKY'S, INC.


                                      By:
                                          /s/ SAM COATS
                                          --------------------------------------
                                          Name:   David Samuel Coats
                                          Title:  President and Chief
                                                  Executive Officer
Date:  June 22, 2004

                                INDEX TO EXHIBITS

Exhibit Number                              Description
--------------                              -----------

99.1     Schlotzsky's, Inc. Press Release dated June 17, 2004.